UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2012

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 25, 2012, First Place Financial Corp. (the “Company”) released a clarification of quotes attributed by the media to the Company’s Chairman, Samuel A. Roth, reported on April 21, 2012. For more information, reference is made to the Company’s press release dated April 25, 2012, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: April 25, 2012	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer